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                                                                 Exhibit 10.18

                           SECOND AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

         This Second Amended and Restated Stockholders Agreement (this "AGREEMENT") dated as of March [__], 2002, is by and among (i) Heritage Property Investment Trust, Inc., a Maryland corporation (the "COMPANY"), (ii) NET Realty Holding Trust, a Massachusetts trust ("NET"), and (iii) The Prudential Insurance Company of America, a New Jersey mutual insurance company ("PRUDENTIAL").

         The Persons listed in clauses (ii) and (iii) of the preceding paragraph (including their respective successors and permitted assigns) are sometimes referred to in this Agreement as (individually) a "STOCKHOLDER" or (collectively) the "STOCKHOLDERS."

         WHEREAS, each of the Company, NET and Prudential are parties to a Stockholders Agreement, dated as of July 12, 1999, which was amended and restated by the Amended and Restated Stockholders Agreement, dated as of September 18, 2000 (the "EXISTING Agreement");

         WHEREAS, the Company, NET and Prudential desire to enter into a Second Amended and Restated Stockholders Agreement, to be effective only on the date (the "EFFECTIVE DATE") that the Company's initial public offering ("INITIAL PUBLIC OFFERING") of its shares of common stock, par value $0.001 per share (the "COMMON STOCK") is completed; and

         WHEREAS, in connection with the Initial Public Offering, the parties hereto wish to terminate the Existing Agreement in its entirety and replace it with this Agreement;

         NOW, THEREFORE, the parties to this Agreement hereby agree to amend and restate the Existing Agreement as follows:

         1. TERMINATION OF EXISTING AGREEMENT. This Agreement amends and restates the Existing Agreement in its entirety, and the Company and the Stockholders agree that on the Effective Date, the Existing Agreement shall terminate. In the event that the Company does not complete the Initial Public Offering, this Agreement shall be null and void and the Existing Agreement shall continue in full force and effect.

         2. CERTAIN DEFINITIONS.

            As used in this Agreement:

            (i) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT") or any subsequent provisions replacing such Exchange Act, rules and regulations.

            (ii) "ARTICLES" means the Articles of Amendment and Restatement of the Company, as the same may be amended from time to time.

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                                      -2-

            (iii) "BYLAWS" means the Bylaws of the Company, as the same may be amended from time to time.

            (iv) "PERSON" (regardless of whether capitalized) means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

            (v) "REGISTRABLE SECURITIES" means shares of Common Stock, including shares of Common Stock issued or issuable upon conversion or exchange of any Securities that are convertible into or exchangeable for Common Stock or upon exercise of options, warrants or other rights to purchase, directly or indirectly any Common Stock or Securities that are convertible into or exchangeable for Common Stock; PROVIDED, that shares of stock and other securities of the Company will cease to be Registrable Securities for purposes of this Agreement when (i) transferred to the Company, or (ii) sold pursuant to a public sale or eligible for resale pursuant to Rule 144 promulgated by the Commission under the Securities Act.

            (vi) "SECURITIES" means shares of Common Stock and includes any shares of stock and other securities of the Company issued or issuable with respect to any shares of stock or other securities of the Company by way of a stock dividend, stock split, combination or division of shares, recapitalization, merger, consolidation, reorganization, or the like, and any shares of stock and other securities of the Company into which any of the foregoing shares of stock and other securities of the Company are (directly or indirectly) converted or for which any of the foregoing shares of stock and other securities of the Company are (directly or indirectly) exchanged, in each case regardless of subsequent transfers of such shares of stock or other securities of the Company.

            (vii) "SECURITY" means any one of the Securities.

            (viii) "UNDERWRITERS' MAXIMUM NUMBER" means, with respect to an underwritten registration, that number of securities to which such registration should be limited, in the written opinion of the managing underwriters of such registration in the light of marketing factors.

         3. BOARD OF DIRECTORS.

         (A) TRUST DESIGNEES. So long as NET and its Affiliates shall own in the aggregate at least twenty-five percent (25%) of the outstanding Common Stock (calculated on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock), NET shall have the right to designate four (4) individuals (each, a "TRUST DESIGNEE") to be nominated to the Company's board of directors (the "BOARD OF DIRECTORS"). Each Trust Designee shall be designated by NET in its sole discretion; PROVIDED, HOWEVER, each such Trust Designee must be a trustee of the New England Teamsters-Trucking Industry Pension Fund (the "FUND") on the date designated by NET and shall remain a Trust Designee only for so long as he or she continues to be a

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                                      -3-

trustee of the Fund. Any Trust Designee elected to the Board of Directors may be removed before the expiration of his or her term of office, by NETT or with cause in accordance with the Articles and the Bylaws, and any vacancy caused by the death, incapacity, resignation, removal, or other termination of service of any Trust Designee (other than pursuant to Section 3(c) below) shall be filled by an individual designated by NET.

         (B) INITIAL BOARD COMPOSITION. From and after the Effective Date until changed in accordance with this Agreement and the Articles and Bylaws, the Board of Directors shall be composed of eleven (11) directors, who shall be J. Leo Barry, David Laughton, Paul V. Walsh, William Vaughn, Thomas C. Prendergast, Bernard Cammarata, Robert M. Falzon, Kevin C. Phelan, Richard C. Garrison, Robert J. Watson and Kenneth K. Quigley, Jr. Messrs. Barry, Laughton, Walsh and Vaughn shall be the Trust Designees initially designated by NET pursuant to
Section 3(a) hereof.

         (C) DECREASE IN NET OWNERSHIP OF SECURITIES. In the event that at any time after the date hereof, NET's and its Affiliates' aggregate ownership percentage in the Common Stock then outstanding (calculated on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock), is reduced to less than twenty-five percent (25%) but remains greater than ten percent (10%), NET shall cause two of the Trust Designees then in office to immediately resign from the Board of Directors, and NET shall not have the right to designate individuals to replace those Trust Designees who shall have resigned. From and after such date, and as long as NET and/or its Affiliates shall own in the aggregate at least ten percent (10%) of the Common Stock then outstanding (calculated on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock), NET shall have the right to designate for nomination two (2) individuals to the Board of Directors. In the event that, at any time after the date hereof, NET and/or any of its Affiliates shall own in the aggregate less than ten percent (10%) of the Common Stock then outstanding (calculated on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock), NET shall cause the Trust Designees then in office to immediately resign from the Board of Directors. In the event that any Trust Designees required to resign under this Section 3(c) shall fail to do so within ten (10) days of the event requiring such resignation under this Section 3(c), the Board of Directors shall have the right to remove such Trust Designees. Any vacancies caused by a resignation or removal pursuant to this Section 3(c), shall be filled in the manner provided in the Articles and the Bylaws without regard to this Agreement.

         (D) COVENANTS OF THE COMPANY. The Company agrees to use all reasonable efforts to ensure that the rights granted hereunder are effective and that NET shall enjoy the benefits thereof. Such actions shall include, without limitation, the use of the Company's reasonable efforts to cause the nomination, recommendation and election of the Trust Designees as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement.

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                                      -4-

         (E) COVENANTS OF THE STOCKHOLDERS. In connection with the submission to the stockholders of the Company of any proposal to elect directors, whether such proposal is submitted at an annual or special meeting of stockholders of the Company or by written consent of stockholders in lieu of a meeting, each Stockholder shall vote any and all Securities held by it from time to time, to elect as a director of the Company any Trust Designees designated pursuant to, and in accordance with, the provisions of this Section 3.

         (F) COVENANTS OF NET. NET hereby agrees that it shall not vote any Securities owned by it or over which it has voting control for or approve, allow or recommend or cause any of the Trust Designees to seek, vote for or approve
(A) any increase or decrease in the size of the Board of Directors or (B) any increase in the number of Trust Designees to which NET shall be entitled pursuant to this Section 3.

         4. INCREASE IN OWNERSHIP OF SECURITIES BY NET.

         (A) GENERAL. Except as set forth in Section 5 hereof, NET shall not acquire, whether directly or indirectly through any of its Affiliates, any Securities which would increase its direct or indirect percentage ownership in the Common Stock then outstanding (calculated on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock), to a percentage ownership in the Common Stock then outstanding calculated on a fully-diluted basis, greater than its percentage ownership in the Common Stock outstanding as of the Effective Date (calculated on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for or convertible into Common Stock), which is [__]%.

         (B) PROHIBITED ACQUISITIONS VOID. Any attempted acquisition of Securities in violation of Section 4(a) above shall be ineffective to vest in NET or any of its Affiliates any right, title, or interest in or to the Securities purported to be acquired, and the Company shall not recognize NET or such Affiliate as the holder or owner of such Securities for any purpose, including without limitation for purposes of exercising voting rights or rights to receive dividends or other distributions in respect of such Securities or equity, and such Securities shall have the status of "Excess Shares" as defined in and subject to the terms of the Articles.

         5. PRE-EMPTIVE RIGHTS.

         5.1. PRE-EMPTIVE RIGHTS. Subject to the provisions of Section 5.3 hereof, if, at any time, the Company issues or sells to any third party (collectively, the "OFFEREE") any Securities (whether as newly issued shares or other Securities or from the treasury of the Company), the Company shall also offer to sell, by written notice, to NET, the number of such Securities (the "PRE-EMPTIVE AMOUNT") required to maintain the relative percentage ownership interest of NET in the Common Stock then outstanding (calculated

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                                      -5-

on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock) immediately prior to the sale to the Offeree.

         5.2. PROCEDURE. NET will have the option, but not the obligation, to purchase all or any portion of the Pre-emptive Amount at the same price and on the same terms as such Securities are offered to the Offeree. NET may exercise such purchase rights at any time within forty-five (45) days after the date of receipt of the written notice from the Company describing in reasonable detail the Securities to be sold to the Offeree, the purchase price thereof, the payment terms, and the Pre-emptive Amount.

         5.3. EXCLUDED TRANSACTIONS. The rights provided in this Section 5 shall not apply to (i) shares of Common Stock issued by the Company as stock dividends or pursuant to stock splits, recapitalizations, and similar transactions; (ii) Securities issued or issuable under any employee or director benefit, option or incentive plan; (iii) shares of Common Stock issued upon conversion or exchange, directly or indirectly, of any Securities outstanding on the date hereof or as to which NET has been afforded the opportunity to purchase its Pre-emptive Amount after the date hereof pursuant to Section 5.1 (unless exempted pursuant to this Section 5.3); (iv) shares of any Securities issued or issuable as direct consideration in connection with an acquisition or lease by the Company or any of its Affiliates of any properties or assets or of any Person, whether by merger, consolidation, purchase of all or substantially all of the equity of such Person or purchase of all or substantially all of the assets of such Person, or (v) units of limited partnership interest in any Affiliate of the Company.

         6. REGISTRATION RIGHTS.

         6.1. DEMAND REGISTRATION.

         (A) REQUEST FOR DEMAND. Subject to the limitations set forth in the following paragraphs of this Section 6.1, at any time after the Effective Date, any Stockholder holding any Registrable Securities ("DEMAND REGISTRATION STOCKHOLDERS"), may give to the Company a written request ("DEMAND REGISTRATION REQUEST") for the Company to use its best efforts, and to direct the Company's officers and employees to use their best efforts, to register all or a portion of the Registrable Securities then held by the Demand Registration Stockholder(s) under the Securities Act (the "DEMAND REGISTRATION"). The Company will use its best efforts to promptly file the Demand Registration and cause it to become effective as expeditiously as shall be reasonably possible.

         (B) LIMITATIONS ON DEMAND REGISTRATION ON FORM S-11. Notwithstanding the foregoing, the Company shall not be obligated:

             (i) to effect more than one (1) Demand Registration for any Stockholder or Stockholders;

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                                      -6-

             (ii) to effect any Demand Registration during the period when the Company shall have an effective registration statement on Form S-3 or successor form filed with the Commission pursuant to Section 6.2 hereof;

             (iii) to effect a Demand Registration during the period commencing on the date that the Company notifies the Demand Registration Stockholders of the Company's intention to file any registration statement pertaining to any registration initiated by the Company for the account of the Company (other than with respect to securities registered solely in connection with employee benefit plans and the like) and continuing not more than 90 days after the date of such notice; PROVIDED that if such registration statement becomes effective during such period, the Company shall not be obligated to effect a Demand Registration until 90 days from the effective date of such registration statement; and provided that the Company complies with its obligations under Section 6 hereof with respect to such registration statement;

             (iv) to effect a Demand Registration, if, in the good faith determination of the Board of Directors, the filing of any registration statement of the Company ("REGISTRATION STATEMENT") would adversely affect a material proposed or pending acquisition, merger or similar corporate event to which the Company is or expects to be a party. In the event of such a determination by the Board of Directors, the Company may, at its option, direct (a "DIRECTIVE") in writing within ten (10) days of receipt of any request for a Demand Registration that such Demand Registration be delayed (and, if a majority of the Demand Registration Stockholders initiating such request so elect, withdrawn) for a period not in excess of ninety (90) days from the date of such Directive. The right of the Company to delay the filing of any Demand Registration pursuant to the foregoing clauses (iii) and (iv) may be exercised by the Company not more than twice, and for not more than an aggregate of 90 days, in any twelve-month period.

         (C) PRIORITY IN DEMAND REGISTRATIONS. If the Underwriters' Maximum Number in any Demand Registration exceeds the number of Registrable Securities requested by the Demand Registration Stockholder(s) to be included in such registration, then, upon inclusion of all of the Registrable Securities requested to be included by the Demand Registration Stockholder(s) in such registration, if Prudential is not the Demand Registration Stockholder, then Prudential and if Prudential is the Demand Registration Stockholder, then NET shall be entitled to include in such registration that number of Registrable Securities as it shall have requested to be included and that is not greater than such excess, and if the Underwriters' Maximum Number exceeds the number of Registrable Securities as the Demand Registration Stockholders and Prudential or NET, as applicable, have requested be included in such registration, then the Company and other Stockholders who may have requested to be included in such registration and/or who have the right to be included in such registration will be entitled to include in such registration that number of Securities as shall have been requested by the Company and such other Stockholders, as the case may be, and that is not greater than such excess; and such number of Registrable Securities shall be allocated in accordance with the obligations and/or the determination of the Company. Neither the Company nor any of its other Stockholders shall be entitled to include any Securities in any

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                                      -7-

underwritten Demand Registration unless the Company or such Stockholders (as the case may be) agree in writing to sell such Securities on the same terms and conditions as apply to the Registrable Securities held by the Demand Registration Stockholder(s) to be included in such Demand Registration.

         (D) SELECTION OF UNDERWRITERS. If a written request for a Demand Registration is made pursuant to Section 6.1(a), then the Demand Registration Stockholders shall by majority vote (unless the Demand Registration Stockholders shall otherwise agree) select the investment banker(s) and managing underwriter(s) to administer such offering.

         6.2 SHELF REGISTRATION.

         (A) SHELF REGISTRATION. The Company shall use its best efforts to file with the Commission, within 10 days after the first anniversary of the date upon which all or a portion of the Company's Common Stock becomes registered in an initial public offering pursuant to an effective registration statement on Form S-11, or successor or equivalent form, of the Commission, (the "Shelf REGISTRATION PERIOD"), a registration statement on Form S-3 or any successor form adopted by the Commission, for the purposes of registering under the Securities Act all of the Registrable Securities for the account of the Stockholders as selling Stockholders (the "SHELF REGISTRATION STATEMENT"). Subject to the provisions of Section 6.2(b), the Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as expeditiously as shall be reasonably possible and to remain continually effective until all of the Registrable Securities are eligible for resale under Rule 144(k) or such earlier time as all of the Registrable Securities covered by the Shelf Registration Statement have been sold.

         (B) SUSPENSION OF SHELF REGISTRATION. Notwithstanding anything to the contrary in this Section 6.2, the Company shall be entitled to suspend the effectiveness of the Shelf Registration Statement upon either (i) the filing of any registration statement pertaining to any registration initiated by the Company for the account of the Company, or (ii) the determination by the Company that the effectiveness of the Shelf Registration Statement would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential with respect to any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction that is under active consideration by the Company at the time of such suspension; PROVIDED, however, that the Company shall not be entitled to suspend the effectiveness of any Shelf Registration Statement more than twice, and for not more than an aggregate of 90 days, in any twelve month period.

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         6.3 PIGGYBACK REGISTRATIONS.

         (A) RIGHTS TO PIGGYBACK.

             (i) If (and on each occasion that) the Company proposes to register any of its Securities under the Securities Act (other than on Form S-4 or Form S-8 or any successor form of the Commission) for the Company's own account (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "PIGGYBACK REGISTRATION"), the Company will give written notice to all Stockholders holding Registrable Securities, of such proposal not later than the thirtieth day prior to the anticipated filing date of such Piggyback Registration.

             (ii) Subject to the provisions contained in paragraph (b) of this
Section 6.3 and in the last sentence of this subparagraph (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from any Stockholders holding Registrable Securities, within fifteen (15) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Stockholders holding Registrable Securities pursuant to
Section 6.3(a)(i) hereof, the written requests of such Stockholders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Stockholders holding Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Stockholders from any Piggyback Registration at any time prior to the circulation of any preliminary prospectus in connection with such Piggyback Registration unless such Stockholders holding Registrable Securities shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which such Stockholders would be obligated to sell such securities in such Piggyback Registration. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

         (B) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company shall be entitled to include in such registration that number of Securities that the Company intends to offer and sell for its own account and that does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company shall include in such registration that number of Registrable Securities which Prudential, NET or their respective Affiliates shall have requested be included in such registration and which shall not be greater than such excess; (iii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account and for the account of Prudential, NET and their respective Affiliates in such registration, then the Company shall include in such registration that number of Securities that the Company intends to offer and sell for its own account plus that

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                                      -9-

number of Registrable Securities which the remaining Stockholders shall have requested be included in such registration and which shall not be greater than such excess and such Registrable Securities shall be allocated PRO RATA among such Stockholders on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (iv) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such registration pursuant to clauses
(ii) and (iii) and the number of Securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other Securities which other persons shall have requested be included in such registration and which shall not be greater than such excess.

         (C) SELECTION OF UNDERWRITERS. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

         6.4. REGISTRATION PROCEDURES.

         (a) Whenever any Stockholders holding Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 6.1 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

             (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (PROVIDED, that at least 20 days before filing a Registration Statement or Prospectus (as defined below) or any amendments or supplements thereto, the Company will furnish to counsel selected by the Demand Registration Stockholders holding Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which such counsel shall reasonably object) and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

             (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earliest to occur of (a) the sale of all such Registrable Securities,
(b) the sale by the underwriter(s) of all such Registrable Securities purchased by it/them, and (c) 180 days after the effective date of the Registration Statement and, comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

             (iii) upon request, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

             (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

             (v) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; PROVIDED that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such Seller;

             (vi) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed with the National Association of Securities Dealers automated quotation system ("NASDAQ");

             (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

             (viii) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as counsel for the Stockholders of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

             (ix) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement and cause the Company's chief executive officer and/or chief financial officer to be available upon reasonable request and at reasonable times to meet with underwriters and potential investors in connection with such Registration Statement;

             (x) permit any holder of Registrable Securities, which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 6.7 (b) hereof;

             (xi) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

             (xii) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

             (xiii) cooperate with the Stockholders holding Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (bearing any such restrictive legends as may be required by law) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Stockholders may request;

             (xiv) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

             (xv) use its best efforts to obtain:

                  (A) at the time of effectiveness of each registration, a
             "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Stockholders holding a majority of the Registrable Securities covered by such registration and the underwriters reasonably request; and

                  (B) at the time of any underwritten sale pursuant to a
             Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Stockholders holding a majority of the Registrable Securities covered by such Registration Statement and the underwriters reasonably request;

             (xvi) use its best efforts to obtain, at the time of effectiveness of each Registration Statement and at the time of any sale pursuant to each registration, an opinion or opinions, favorable in form and scope to the Stockholders holding a majority of the Registrable Securities covered by such registration, from counsel to the Company in customary form; and

             (xvii) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its Stockholders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

         6.5. COOPERATION BY PROSPECTIVE SELLERS, ETC.

         (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any Registration Statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement with respect to such Registrable Securities.

         (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

         (c) The Stockholders holding Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or the prospectus included in any Registration Statement (the "PROSPECTUS"), as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus, provided that the need to amend or supplement the Registration Statement or Prospectus is based on the advice of qualified counsel to the Company.

         6.6 REGISTRATION EXPENSES.

         (a) Except as set forth in Sections 6.6(b) and 6.6(c) hereof, all costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Section 6 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing the Stockholders holding Registrable Securities, such counsel to be selected by the Stockholders holding Registrable Securities to be included in such registration, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and expenses and disbursements of underwriters, the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company are herein called, collectively, "REGISTRATION EXPENSES". Registration Expenses will be borne and paid by the Company for all Registrations hereunder.

         The Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

         (b) The Company will not bear the cost of nor pay for any underwriting discounts or commissions attributable to the sale of Registrable Securities or for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Stockholder holding Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

         (c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Stockholder holding Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Stockholder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Stockholder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

         6.7. INDEMNIFICATION.

         (A) INDEMNIFICATION BY THE COMPANY. The Company will indemnify each Stockholder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors, securityholders and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Stockholder, underwriter, officer, director, securityholder, partner and controlling person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Stockholder, underwriter, officer, director, securityholder, partner or controlling person and stated to be specifically for use in such Prospectus or Registration Statement.

         (B) INDEMNIFICATION BY EACH STOCKHOLDER. Each Stockholder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Stockholder will reimburse each underwriter, the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to such underwriter or the Company in an instrument duly executed by such Stockholder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; and, PROVIDED FURTHER, that each Stockholder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Stockholder from the Registrable Securities sold by such Stockholder in such registration.

         (C) INDEMNIFICATION PROCEEDINGS. Each party entitled to indemnification pursuant to this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification pursuant to this Section 6.7 (the "INDEMNIFYING PARTY") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and PROVIDED, FURTHER, that the failure by any Indemnified Party to give notice as provided in this paragraph (C) shall not relieve the Indemnifying Party of its obligations under this Section 6.7 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party so long as the Indemnifying Party has, in writing, acknowledged in writing its obligation to indemnify and is in compliance with all of its obligations hereunder to indemnify the Indemnified Party for all amounts in connection with such claim or litigation and which consent shall not be unreasonably withheld. The reimbursement required by this Section 6 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         6.8. CONTRIBUTION IN LIEU OF INDEMNIFICATION. If the indemnification provided for in Section 6.7 hereof is unavailable to a party that would have been an Indemnified Party under any such section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an Indemnifying Party thereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Stockholder holding Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.8 were determined by PRO-RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.8. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6.8 shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any provision of this
Section 6.8 to the contrary, (a) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (b) each Stockholder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Stockholder from the Registrable Securities sold by such Stockholder in such registration.

         6.9. RULE 144 REQUIREMENTS. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a Registration Statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will use its best efforts to take all action as is necessary, including filing in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and making publicly available and available to the Stockholders holding Registrable Securities, pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act, such information as shall be necessary, to enable the Stockholders holding Registrable Securities to make sales of Registrable Securities pursuant to such Rules. The Company will furnish to any Stockholder holding Registrable Securities, upon request made by such Stockholder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Stockholder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144 and Rule 144A. The Company will, at the request of any Stockholder holding Registrable Securities, upon receipt from such Stockholder of a certificate certifying (i) that such Stockholder has held such Registrable Securities for a period of not less than two (2) consecutive years, (ii) that such Stockholder has not been an affiliate (as defined in Rule
144) of the Company for a period of at least ninety (90) days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

         6.10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration pursuant to this Agreement unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Stockholder holding Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Stockholder shall disapprove of any of the terms of the related underwriting agreement.

         7. NEGATIVE COVENANTS. The Company hereby agrees that it will not take any of the following actions, and each of the Stockholders hereby agrees that it will not vote any Securities having voting rights owned by it or over which it has voting control for or approve, allow or recommend or cause any of the directors designated by it to vote for or approve, any of the following actions:

                  (a) the revocation of the resolution of the Board of Directors providing an exception to Prudential and NET from the Ownership Limit provision of the Articles of Amendment and Restatement (Third) of the Company and establishing the Excepted Holder Limits for Prudential and NET prior to the Effective Date, subject to Article VII thereof;

                  (b) the repeal of Section 13 of Article 1 of the Amended and Restated By-laws of the Company relating to the Company's election to opt out of the Maryland Control Share Statute, without exempting NETT, Prudential and their respective Affiliates, associates and persons acting in concert with NETT or Prudential and such persons from such statute; or

                  (c) the revocation of the resolution of the Board of Directors exempting Prudential from Title 3, Subtitle 6 of the Maryland General Corporation Law relating to business combinations.

         The provisions of Section 7 shall survive the termination of this Agreement.

         8. RESTRICTIVE LEGENDS. For so long as this Agreement remains in effect, the Company will use its best efforts to ensure that the certificates representing any shares of stock or other Securities of the Company held by the Stockholders bear, in addition to any other legends required by law, restrictive legends in substantially the following form:

         "The securities represented by this certificate are subject to certain restrictions with respect to the transfer of such securities set forth in a Second Amended and Restated Stockholders Agreement, dated as of March [____], 2002, by and among the issuer of such securities and the registered holder of this certificate (or such holder's predecessor-in-interest) and certain others. A copy of such agreement is on file and may be inspected by the registered holder of this certificate at the principal executive office of the issuer."

         9. TERMINATION OF AGREEMENT. This Agreement, and all of the terms, provisions, covenants and conditions contained herein will terminate immediately upon the earliest to occur of (i) with respect to any Stockholder, when such Stockholder no longer owns any Securities of the Company and (ii) the date that is ten (10) years from the date hereof. Notwithstanding the foregoing, the terms and provisions of Sections 3 of this Agreement shall survive until the earlier to occur of (i) the tenth anniversary of the date hereof and (ii) the date on which NET shall own less than ten percent (10%) of the Common Stock then outstanding (on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock). In addition, the terms and provisions of Sections 4 and 5 of this Agreement shall survive until the earlier to occur of (i) the tenth anniversary of the date hereof and (ii) the date on which NET shall own less than twenty-five percent (25%) of the Common Stock then outstanding (on a fully-diluted basis assuming the exercise or conversion of any and all Securities exercisable for, or convertible into, Common Stock). Furthermore, the terms and provisions of
Section 6 of this Agreement shall survive until the earlier to occur of (i) the tenth anniversary of the date hereof and (ii) the date on which all of the Registrable Securities are sold pursuant to a public sale or are eligible for resale under Rule 144(k) of the Commission; PROVIDED, HOWEVER, that the indemnification provisions contained in Section 6.7 of this Agreement shall survive the termination hereof. No such termination shall affect the rights or liabilities of any Person in respect of any breach of this Agreement prior to such termination.

         10. MISCELLANEOUS PROVISIONS.

         10.1. AMENDMENTS, CONSENTS, WAIVERS, ETC.

         (a) This Agreement or any provision hereof may be amended or terminated by the agreement of the Company and Stockholders holding at least a majority of the outstanding shares of Common Stock then held by the Stockholders and the observance of any provision of this Agreement that is for the benefit of the Stockholders may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval, or other action to be given or taken by the Stockholders pursuant to this Agreement may be given or taken by the consent of the holders of at least a majority of the holders of the Common Stock; PROVIDED, HOWEVER, that (i) any Stockholder may in writing waive, as to itself only, the benefits (but not the obligations) of any provision of this Agreement, (ii) any such amendment, termination, waiver, consent or approval that results in a material adverse change with respect to the rights of Prudential hereunder shall not be effective as against Prudential without Prudential's prior written approval, and (iii) in the event that at any time while this Agreement shall be in effect, NET shall cease to own less than a majority of the outstanding shares of Common Stock then held by the Stockholders, any such amendment, termination, waiver, consent or approval that results in a material adverse change with respect to the rights of NET hereunder shall not be effective as against NET without NET's prior written approval.

         (b) No course of dealing between or among any of the parties to this Agreement shall operate as a waiver of any rights under this Agreement. No waiver of any breach or default hereunder shall be valid unless in a writing signed by the waiving party. No failure or other delay by any Person in exercising any right, power, or privilege hereunder shall be or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         10.2. NOTICES. All notices, requests, payments, instructions or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given, if (i) delivered personally (effective upon delivery), (ii) by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees overnight delivery (effective the next business day), or (iv) dispatched by telecopier (if the telecopy is in complete, readable form, effective upon dispatch), at the appropriate and applicable address appearing in the books and records of the Company.

         10.3. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. In pleading or proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         10.4. CAPTIONS. The captions of sections or subsections of this Agreement are for reference only and shall not affect the interpretation or construction of this Agreement.

         10.5. BINDING EFFECT AND BENEFITS; ASSIGNMENT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Stockholders' benefit as the holders of any purchased Securities shall inure to the benefit of all permitted transferees of purchased Securities. Except as specifically permitted hereby, no party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the Company, and any attempted assignment or delegation without such consent shall be void and of no effect. Nothing in this Agreement shall confer any rights or remedies on any Person other than the parties hereto and their respective successors and permitted assigns.

         10.6. CONSTRUCTION. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         10.7. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement among the parties with respect to the matters contained herein, or between or among any of them, and replaces and supersedes any prior understandings or agreements between or among any of them, with respect to the subject matter hereof, including the Existing Agreement.

         10.8. SEVERABILITY. No invalidity or unenforceability of any section of this Agreement or any portion thereof shall affect the validity or enforceability of any other section or the remainder of such section.

         10.9. EQUITABLE RELIEF. Each of the parties acknowledges that any breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them shall be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

         10.10. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of Maryland (without reference to principles of conflicts or choice of law).

         10.11. RIGHTS OF TRANSFEREE(S) OF PRUDENTIAL AND NET. All transferees to whom Prudential or NET or their respective Affiliates are permitted to transfer Securities hereunder shall be entitled to all of the rights, privileges and benefits which Prudential or NET, as the case may be, is entitled to receive or exercise hereunder; and shall be subject to the obligations and restrictions to which Prudential or NET or their respective Affiliates are subject hereunder.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties has executed this Second Amended and Restated Stockholders Agreement as an agreement under seal on and as of the date first above written.

                                    HERITAGE PROPERTY INVESTMENT
                                    TRUST, INC.

                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    STOCKHOLDERS

                                    NET REALTY HOLDING TRUST

                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title: